UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
May 10, 2006

Vitran Corporation Inc.
(Exact name of registrant as specified in its charter)

CANADA	000-26256	Not applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

185 The West Mall, Suite 701, Toronto, Ontario, Canada		M9C 5L5
(Address of principal executive offices)		(Zip code)

 416-596-7664
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On May 1, 2006 the Registrant amended its credit agreement with and The Bank of Nova Scotia and Laurentian Bank of Canada, attached hereto as Exhibit 10.1 and such amendment is incorporated in its entirety by reference herein.

Item 8.01         Other Events

On May10, 2006 the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

By: /s/ Sean P Washchuk
Name: Sean P. Washchuk
Date: May 15, 2006	Title: Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

Exhibit 10.1	Material Definitive Agreement - dated May 1, 2006 Second Amended and Restated Credit Agreement

Exhibit 99.1	Press Release - dated May 10, 2006 Vitran Increases Borrowing Capacity and Extends its Credit Facilities